UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K/A

(Amendment No. 1 to Form 8-K)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 9, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K/A is being filed to furnish the letter to the Commission from our former auditors, Tedder, James, Worden and Associates, P.A.. The original Form 8-K was filed with the Securities and Exchange Commission on December 14, 2005.

ITEM 4.01

Changes in Registrant’s Certifying Accountant

This Form 8-K/A is being filed to furnish the letter to the Commission from Tedder, James, Worden and Associates, P.A. in relation to our change in certifying accountants. The letter is attached hereto as Exhibit 16.1.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

16.1

Letter to the Commission from Tedder, James, Worden and Associates, P.A dated December 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ Sandra D. Smith
Sandra D. Smith, Chief Financial Officer

Date:   December 20, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit
16.1	Letter to the Commission from Tedder, James, Worden and Associates, P.A dated December 15, 2005